                                                                     Exhibit 23

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-100068, No. 333-102319, No. 333-102324, and No. 333-102325 of Allstate Life
Insurance Company on Form S-3 of our report dated February 5, 2003, appearing in this Annual Report on Form 10-K of Allstate Life Insurance Company for the year ended December 31, 2002.

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 28, 2003